EXHIBIT 10.1

              CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT

                                     Between

                               Famous Fixins, Inc.

                                       and

                         the Investors Signatory Hereto


         CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT dated as of October 27, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Famous Fixins, Inc., a corporation organized and existing under the laws of the State of New York (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase (i) $500,000 principal amount of Convertible Debentures (as defined below) and (ii) Warrants (as defined below) to purchase shares of the Common Stock (as defined below); and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and/or 4(6) of the United States Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                               Certain Definitions

Section 1.1. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2. "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3. "Closing" shall mean the closing of the purchase and sale of the Convertible Debentures and Warrants pursuant to Section 2.1.

Section 1.4. "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

Section 1.5. "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

Section 1.6. "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Convertible Debenture.

Section 1.7. "Convertible Debenture(s)" shall mean the 4% convertible debenture(s) due 270 days from their date of issuance, in the form of Exhibit A hereto.

Section 1.8. "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.9. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

Section 1.10. "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

Section 1.11. "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

Section 1.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.13. "Legend" shall mean the legend set forth in Section 9.1.

Section 1.14. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Convertible Debentures, the Warrants or the Escrow Agreement in any material respect.

Section 1.15. "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.16. "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.17. "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, the NASDAQ Small-Cap Market or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Section 1.18. "Purchase Price" shall mean (i) the sum of $500,000, in the aggregate, and (ii) the outstanding convertible debentures issued pursuant to that certain Convertible Debenture and Warrants Purchase Agreement, dated March 7, 2000, among the Company, Roseworth Group Ltd., Austost Anstalt Schaan and Balmore S.A. (the "February Debentures").

Section 1.19. "Registrable Securities" shall mean the Conversion Shares and the Warrant Shares until the earlier of (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.20. "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investors on the date hereof in the form annexed hereto as Exhibit B.

Section 1.21. "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

Section 1.22. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.23. "SEC" shall mean the Securities and Exchange Commission.

Section 1.24. "SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.25. "Section 4(2)" and "Section 4(6)" shall have the meanings set forth in the recitals of this Agreement.

Section 1.26. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.27. "Shares" shall have the meaning set forth in the definition of Outstanding herein.

Section 1.28. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

Section 1.29. "Warrants" shall mean the Warrants to purchase up to 250,000 shares of Common Stock at an exercise price equal to the average of the five (5) closing bid prices for the shares of the Common Stock immediately prior to the Closing Date, substantially in the form of Exhibit E, to be issued to the Investors pro-rata hereunder.

Section 1.31 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.



                                   ARTICLE II

            Purchase and Sale of Convertible Debentures and Warrants


Section 2.1.      Investment.

         (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase the Convertible Debentures with a principal amount equal to, in the aggregate, the sum of (i) $500,000 and (ii) the outstanding principal amounts of the February Debentures surrendered to the Company at the Closing by the Investors, together with the Warrants at the Purchase Price on the Closing Date. Each Investor shall deliver to the Escrow Agent immediately available funds and February Debentures in their proportionate amount of the Purchase Price as set forth on the signature pages hereto, and the Company shall deliver the Convertible Debentures evidencing said principal sum and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement. Upon satisfaction of the conditions set forth in Section 2.1(b), the Closing shall occur at the offices of the Escrow Agent at which time the Escrow Agent (x) shall release the Convertible Debentures and the Warrants to the Investors and (y) shall release the applicable Purchase Price to the Company (after all fees have been paid as set forth in the Escrow Agreement).

         (b) The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

               (i) acceptance and execution by the Company and by the Investors, of this Agreement and all exhibits hereto;

               (ii) delivery into escrow by each Investor of immediately
                    available funds and the February Debentures in their proportionate amount of the Purchase Price as set forth on the signature page hereto;

               (iii)all representations and warranties of the Investors
                    contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

               (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

               (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debentures and Warrants, or shall have the availability of exemptions therefrom;

               (vi) the sale and issuance of the Convertible Debentures and the
                    Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Convertible Debentures and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

               (vii) delivery of the applicable original fully executed
                    Convertible Debentures and Warrants certificates to the Escrow Agent;

               (viii) delivery to the Escrow Agent of an opinion of the Law
                    Offices of Dan Brecher, counsel to the Company, in the form of Exhibit D hereto;

               (ix) delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit F; and

               (x) delivery to the Escrow Agent of the Registration Rights Agreement.

Section 2.2. Warrants. The Company shall issue Warrants to the Investors pro rata among all Investors in proportion to their respective initial purchases of the Convertible Debentures pursuant to this Agreement.

Section 2.3. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to the Registration Rights Agreement for late registration and the sum payable pursuant to the Convertible Debentures for late delivery of Common Stock certificates shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate,

(b) the amount specified in such provisions bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure of the Company to timely cause the registration of the Registrable Securities or to deliver stock certificates upon any conversion, and (c) the parties are sophisticated businesses and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.


                                   ARTICLE III

                   Representations and Warranties of Investors

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1. Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debenture, and the Warrants or any Conversion Shares and Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Debentures, the Warrants and the underlying Common Stock. The Investor has been represented by counsel of its choice. The Investor acknowledges that an investment in the Convertible Debentures and the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

Section 3.3. Authority. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6. Disclosure; Access to Information. The Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by the Investor.

Section 3.7. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  Representations and Warranties of the Company

The Company represents and warrants to the Investors that, except as set forth on the SEC Documents or on the Disclosure Schedule prepared by the Company and attached hereto:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of New York and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. Except as set forth on the Disclosure Schedules, the Company does not have any subsidiaries, and does not own more that fifty percent (50%) of or control any other business entity. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to conduct its business as now conducted, to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants, and to issue the Convertible Debentures and the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Convertible Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Warrants and the Convertible Debentures have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debentures and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Convertible Debentures and Warrant shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Debentures is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. Sec. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Sec. 362 in respect of the conversion of the Convertible Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Sec. 362.

Section 4.3. Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $0.001 par value per share, of which 13,866,264 shares are issued and outstanding, and no shares of preferred stock. Except as set forth in any of the Company's SEC Documents or Schedule 4.3, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued pursuant to valid exemptions from registration under the Securities Act and all applicable state "blue sky" laws.

Section 4.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5. SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations in Article III, the sale of the Convertible Debentures and the Conversion Shares, the Warrants and Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When validly converted in accordance with the terms of the Convertible Debentures, the Conversion Shares, the Warrants and Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Debentures, the Conversion Shares, the Warrants and Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement or the Convertible Debentures and the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debentures, the Warrants or the Conversion Shares and Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Debentures, the Warrants and the Conversion Shares and Warrant Shares, shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Debentures or the Conversion Shares and the Warrants and Warrant Shares, under the Securities Act.

Section 4.8. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of interest upon the Convertible Debentures, Warrants and the Conversion Shares and Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debentures or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

Section 4.9. No Material Adverse Change. Except as set forth in Schedule 4.9, since June 30, 2000, no Material Adverse Effect has occurred or exists with respect to the Company. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels.

Section 4.10. No Undisclosed Events or Circumstances. Except as set forth in
Schedule 4.10, since June 30, 2000, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investors.

Section 4.11. No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options or in connection with certain acquisitions, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Debentures, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Debentures, Warrants or Common Stock, or any securities convertible into a exchangeable or exercisable for the Convertible Debentures or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Convertible Debentures or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Convertible Debentures (and the Conversion Shares) and the Warrants (and the Warrant Shares) as contemplated by this Agreement.

Section 4.12. Litigation and Other Proceedings. Except as set forth in SEC Documents or Schedule 4.12, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.13. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debentures or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.14. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.15. Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.16.     Tax Matters.

         (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

         (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to Sec. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to Sec. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of Sec. 897(c)(2) of the Internal Revenue Code during the applicable period specified in Sec. 897(c)(1)(A)(ii) of the Internal Revenue Code.

         (c) The Company has not made an election under Sec. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. Sec. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under Sec. 280G of the Internal Revenue Code.

         (d)  For purposes of this Section 4.16:

                  "IRS" means the United States Internal Revenue Service.

                  "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.17. Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company. The Company's present facilities are adequate for the Company's reasonably foreseeable needs.

Section 4.18. Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.19. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.20. Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.21. Permits and Licenses. The Company holds all necessary permits and licenses to conduct its business as presently conducted. All of such permits and licenses are in full force and effect and the Company is not in material violation of any thereof.

Section 4.22. No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.23. Related Party Transactions. The Company is not a party to any agreement or transaction with any of its officers, directors, greater than 10% shareholders or any Affiliate (as defined in SEC Rule 405) of any of said persons that would require disclosure under Item 404 of Regulation S-B that will not be disclosed in the next the Form 10-KSB.


                                    ARTICLE V

                           Covenants of the Investors


         Each Investor, severally and not jointly, covenants with the Company that:

Section 5.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.



                                   ARTICLE VI

                            Covenants of the Company

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. Reservation of Common Stock. Within 150 days from the date hereof, the Company will have reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, pro-rata among the Investors in proportion to their respective initial purchases of such securities, shares of Common Stock for the purpose of enabling the Company to issue 200% of the Conversion Shares and Warrant Shares pursuant to this Agreement, based on the Conversion Price (as defined in the Convertible Debenture) on the date hereof. On any date hereafter, in the event the number of Shares reserved, as to any Investor, is less than 200% of the Conversion Shares necessary to convert all of such Investor's Convertible Debenture, based on the then Conversion Price, and Warrant Shares to exercise all of such Investor's Warrant (the "Trigger Amount"), then the Company shall have 30 days from such date to increase the number of shares reserved as to such Investor above the Trigger Amount.

Section 6.3. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities.

Section 6.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section 6.5. Legends. The certificates evidencing the Securities shall be free of legends, except as set forth in Article IX. If the Transfer Agent requires an opinion of counsel from the Company's counsel pursuant to the Instructions to Transfer Agent attached hereto to issue new certificates free of a legend to an Investor and Company's counsel fails to deliver such opinion within five (5) days from such a request, then the Company will pay such Investor (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, ten percent (10%) per month of the market value of Common Stock which would be issuable upon conversion of such Investor's Convertible Debenture upon on any date of determination for each week until such opinion is provided, notwithstanding the fact that the Company has instructed the Transfer Agent to accept such an opinion from such Investor's counsel.

Section 6.6. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Section 6.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Convertible Debentures.

Section 6.8. Issuance of Convertible Debentures and Warrants. The sale of the Convertible Debentures, the Warrants and the issuance of the Conversion Shares upon conversion and Warrant Shares upon the exercise of the Warrants of the Convertible Debentures shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings as may be required to be made by the Company in connection with the sale of the Securities to the Investors, and shall provide a copy thereof to the Investors promptly after such filing.

Section 6.9. Future Financing. The Company agrees that it will enter into an equity line of credit type of transaction arranged by Union Atlantic, L.C. within 10 days from the date hereof (the "Equity Line"). Failure to enter into the Equity Line within the 10 days from the date hereof shall constitute an Event of Default of the Convertible Debentures. The Company agrees that it will not enter into any other sale of its securities or any Capital Shares Equivalents at a discount to the then-current bid price until the earlier of (i) 180 days after the Maturity Date; provided, however, that such period shall be extended for any days after the Maturity date during which the Registration Statement is not effective, or (iii) the date on which all of the Convertible Debentures have been redeemed by the Company pursuant to the Convertible Debentures. The foregoing shall not prevent or limit the Company from engaging in any sale of securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, (iv) in a registered public offering by the Company which is underwritten by one or more established investment banks (except an equity line type financing), or (v) with the prior written approval of a majority in interest of the Investors. In the event the Company enters into a sale of its securities pursuant to any of the aforementioned exceptions to the general prohibition on future financing in this Section 6.9, the Company shall deliver to the Investors a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the persons and/or entities with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto. If the Investors shall not have notified the Company by 6:30 p.m. (New York City time) on the third (3rd) Trading Day after their receipt of the Subsequent Placement Notice of their willingness to provide (or to cause their sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on conversion, reset and pricing terms (including original issue discount, if any) and substantially on such other terms as set forth in the Subsequent Placement Notice, the Company may effect the Subsequent Placement substantially upon the terms and to the persons and/or entities set forth in the Subsequent Placement Notice and the Investors shall not have any further rights with regard to the sale, conversion or exercise of the Company's securities pursuant to the Subsequent Placement; provided, however, that the Company shall provide the Investors with a second Subsequent Placement Notice, and the Investors shall again have the right of first refusal set forth above in this Section, if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on conversion, reset and pricing terms (including original issue discount, if any) and substantially on such other terms set forth in such Subsequent Placement Notice within sixty (60) Trading Days after the date of the initial Subsequent Placement Notice with the persons and/or entities identified in the Subsequent Placement Notice. If an Investor shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Investor shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Investor's pro rata portion of the aggregate number of Convertible Debentures purchased by such Investor under this Agreement, but the Company shall not be required to accept financing from the Investors in an amount less than or in excess of the amount set forth in the Subsequent Placement Notice. In addition, each Investor may elect to exchange its Convertible Debentures for the securities to be issued in the Subsequent Placement, valued at the Purchase Price originally paid by the Investor, plus any accrued and unpaid interest, for the Convertible Debentures, on the same terms as the other investors in such Subsequent Placement. The Investor shall notify the Company by 6:30 p.m. (New York City time) on the third (3rd) Trading Day after their receipt of the Subsequent Placement Notice of their exercise of exchange, subject to completion of mutually acceptable documentation, financing to the Company on conversion, reset and pricing terms (including original issue discount, if any) and substantially on such other terms as set forth in the Subsequent Placement Notice..

Section 6.10. Pro-Rata Redemption. The Company agrees that if it shall redeem any of the Convertible Debentures, that it shall offer such redemption pro-rata among all Investors in proportion their respective initial purchases of such securities pursuant to this Agreement.


                                   ARTICLE VII

                            Survival; Indemnification

Section 7.1. Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date, unless such party had actual knowledge of such breach or violation prior to the Closing Date.

Section 7.2. Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                  (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (ii) any failure by the Company to perform in any material respect any of its material covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (iii) any action instituted against the Investors, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

         (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement. Notwithstanding anything to the contrary herein, the Investor shall be liable under this Section 7.2(b) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

Section 7.3. Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                  All fees and expenses of the Indemnified Party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

                              Due Diligence Review

Section 8.1. Due Diligence Review. Subject to Section 8.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all proposed filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2.      Non-Disclosure of Non-Public Information.

         (a) From and after the filing of the Registration Statement, the Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

         (b) The Company will promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance of which it becomes aware, constituting material information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX

                      Legends; Transfer Agent Instructions

Section 9.1. Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section 9.2. Transfer Agent Instructions. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section 9.3. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.4. Investors' Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

Section 9.5. Rule 144. Subject to the applicable securities laws, the Company acknowledges and agrees that, for the purpose of calculating the holding period of the Shares under Rule 144, the Conversion Shares shall be deemed to have been acquired on the Closing Date.


                                    ARTICLE X

                           Choice of Law; Arbitration


Section 10.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be exclusively submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party in such injunctive action shall be entitled to its reasonable attorneys' fees in connection therewith.

                                   ARTICLE XI

                                   Assignment


Section 11.1. Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Debentures and Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Debentures and Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.


                                   ARTICLE XII

                                     Notices


Section 12.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                    250 West 57th Street
                                      Suite 1112
                                      New York, New York 10107
                                      Attn:  Jason Bauer
                                      Tel:  (212) 245-7773
                                      Fax: (212) 245-7767

with a copy to (shall not constitute  Law Offices of Dan Brecher
notice):                              99 Park Avenue, 16th Floor
                                      New York, NY 10016
                                      Attn: Dan Brecher, Esq.
                                      Telephone: 212-286-0747
                                      Facsimile: 212-808-4155

if to the Investors:                  As set forth on the signature pages hereto


with a copy to:                       Robert Charron, Esq.
(shall not constitute notice)         Epstein Becker & Green, P.C.
                                      250 Park Avenue
                                      New York, New York
                                      Telephone: (212) 351-4500
                                      Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.


                                  ARTICLE XIII

                                  Miscellaneous


Section 13.1. Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Convertible Debentures, and Warrants the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 13.6. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

Section 13.7. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debentures or any Conversion Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company or as may be required by the Company's Transfer Agent or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.8. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $10,000, all as set forth in the Escrow Agreement.

Section 13.9. Finder's and Broker's Fees. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for Union Atlantic, L.C., whose fee shall be paid by the Company. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 13.10. Publicity. The Company agrees that it will not issue any press release or other public announcement, except as required by law, of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two
(2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as this 27th day of October, 2000.

            FAMOUS FIXINS, INC.



            By:  /s/ Jason Bauer
               -------------------------------------------------------
                     Jason Bauer, President & CEO

            INVESTORS:

            Roseworth Group Ltd.


            By:  /s/
               -------------------------------------------------------
                     Name:  Hans Gassner
                     Title: Director


            Principal Amount subscribed for: $250,000 plus
            $400,000, the principal amount of the
            February Debentures Surrendered.

            Address for notices:
            C/o Mischon deReya Solicitors
            21 Southhampton Row
            London WC1B5HS England
            Attn:  Kevin Gold
            Fax:  011-44-171-404-5982

            Austost Anstalt Schaan


            By:  /s/
               -------------------------------------------------------
                       Thomas Hackl, Authorized Signatory

            Principal Amount subscribed for: $125,000 plus
            $250,000, the principal amount of the
            February Debentures Surrendered.

            Address for notices:
            Landstrasse 163
            9494 Furstenweg
            Vaduz, Liechtenstein
            Fax: 011-431-532-895

            [FIXN Purchase Agreement Sig Page]

            Balmore Funds, S.A.


            By:  /s/
               -------------------------------------------------------
                   Gisella Kindle, Authorized Signatory

            Principal Amount subscribed for: $125,000 plus
            $350,000, the principal amount of the
            February Debentures Surrendered.

            Address for notices:
            Trident chambers
            Road Town, Tortola, British Virgin Islands
            Fax: 411-201-8800

                                  Schedule 4.3

The Company has options, warrants and convertible debentures outstanding as disclosed in the Company's prior periodic filings and registration statement filings with the SEC.

In October 2000, the Company granted an employee with warrants to purchase 160,000 shares of the Company's common stock expiring on June 30, 2005 and exercisable as follows: after October 3, 2000, to purchase 10,000 shares at $.10 per share; after June 30, 2000, to purchase up to 30,000 shares at $.10 per share; after June 30, 2001, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2001; after June 30, 2002, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2002; after June 30, 2003, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2003; and after June 30, 2004, to purchase up to an additional 30,000 shares at a 50% discount to the average closing bid price of the Company's common stock for the five consecutive business days ending on and including June 30, 2004.

The grants of the warrants to the employee as described above shall not constitute a breach of any agreement between the parties.

                                  Schedule 4.9

In October 2000, the Company has commenced an action against SKR Resources, Inc. for breach of a contract whereby SKR failed to establish a trade credit for the benefit of Famous in the amount of Four-Hundred Fifty-Seven Thousand One-Hundred Four Dollars ($457,104) and SKR failed to place ads in several specific magazines. The action also alleges conversion. The Company seeks a judgment against SKR in the sum of Four-Hundred Fifty-Seven Thousand One-Hundred Four Dollars ($457,104), together with interest from May 22, 2000, the costs and disbursements of this action, and for such other and further relief.

                                  Schedule 4.10


The Company is informed that each of Peter Zorich and Michael Simon may resign as officers and directors of the Company effective October 2000.

Alex Wiederhorn is proposed to fill a vacancy. A questionnaire filled out by Mr. Wiederhorn can be provided upon request.

Also refer to Schedule 4.9 and Schedule 4.11.

                                  Schedule 4.12

Refer to Schedule 4.9.

                                                                       EXHIBIT A


                            4% CONVERTIBLE DEBENTURE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 1                                                               US $650,000

                               Famous Fixins, Inc.

                   4% CONVERTIBLE DEBENTURE DUE AUGUST 7, 2001



     THIS DEBENTURE is issued by Famous Fixins, Inc., a corporation organized and existing under the laws of the State of New York (the "Company") and is designated as its 4% Convertible Debenture Due August 7, 2001.

     FOR VALUE RECEIVED, the Company promises to pay to Roseworth Group Ltd. or permitted assigns (the "Holder"), the principal sum Six Hundred Fifty Thousand and 00/100 (US $650,000) Dollars on August 7, 2001 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time semi-annually in arrears at the rate of 4% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Semi-annual interest payments shall be due and payable on December 1 and June 1 of each year, commencing with December 1, 2000. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon this Debenture on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debenture and Warrants Purchase Agreement dated as of October 27, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Provided that (i) a registration statement registering shares of Common Stock issuable pursuant to the Equity Line (the "Equity Line Registration Statement") is not effective on the Maturity Date, or (ii) the Equity Line Registration Statement is effective and the Company does not draw down the maximum amount permitted pursuant to the Equity Line during each month after the date the Equity Line Registration Statement is declared effective by the SEC, the Holder of this Debenture is entitled, at its option, to convert at any time commencing on or after the Maturity Date, the principal amount of this Debenture or any portion thereof, plus, at the Holder's election, any accrued and unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lesser of (i) $0.054 (the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days immediately prior to the Closing Date (the "Set Price") (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market)) (subject to adjustment for stock splits and the like), and (ii) 85% of the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days preceding the applicable Conversion Date (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market). If, upon any conversion of this Debenture, the Company's issuance of Conversion Shares would cause it to violate any listing requirement of the Principal Market, then in lieu of such stock issuance, the Company shall pay the Holder cash in an amount equal to the closing price of the Common Stock on the Conversion Date multiplied by the number of shares which would otherwise have been issuable upon such conversion within five (5) calendar days. Additionally, except for sales of its securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, if during the period beginning on the date hereof and ending when the Holder no longer holds any of the principal amount of this Debenture or any accrued but unpaid interest of this Debenture (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Set Price per share, then the Set Price shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give to each Investor written notice of any such sale within 24 hours of the closing of any such sale.

     (a) For the purpose of this Section 3, the term "Per Share Selling Price" shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

     (b) For the purpose of Section 3(a), the term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

     (c) For the purposes of Section 4(a), the term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

     (d) In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 3 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     4. The rate of interest on this Debenture shall be four percent (4%), per annum, on the outstanding principal until paid or converted. The Holder shall have the right to cause the Company to issue Common Stock in exchange for interest otherwise payable in cash pursuant to this Debenture. The exact number of shares of Common Stock into which such interest payment is convertible shall be based on the average of the five (5) lowest closing bid prices of the Common Stock over the twenty-two (22) Trading Days immediately prior to the interest payment date.

     5. At the election of the Holder, the Company shall use (i) up to 50% of the net proceeds received pursuant to (A) the equity line of credit type of financing arranged by Union Atlantic, L.C., and (B) any other equity financing permitted pursuant to the exceptions to the general prohibition on future financing in Section 6.9 of the Purchase Agreement, and (ii) all of the proceeds received pursuant to any equity financing entered into in violation of the general prohibition on future financing in Section 6.9 of the Purchase Agreement (each a "Subsequent Sale") to redeem this Debenture, plus all accrued but unpaid interest and the applicable Payment Premium. The Payment Premium shall be 30% of the outstanding principal balance plus any accrued but unpaid interest. The Company shall give the Holder at least five (5) Trading Days' notice prior to the closing date of a Subsequent Sale (each a "Subsequent Sale Closing Date") and the Holder shall give the Company one (1) Trading Day's notice prior to any such Subsequent Sale Closing Date that this Debenture or any portion hereof shall be redeemed pursuant to this Section. The Company shall make redemption payments to the Holder on such Subsequent Sale Closing Date out of the proceeds of any such Subsequent Sale.

     6. Intentionally omitted.

     7. On the Maturity Date, the Company will pay 105% of the principal of and any accrued but unpaid interest due upon this Debenture, less any amounts required by law to be deducted, to the registered holder of this Debenture and addressed to such holder at the last address appearing on the debenture register. If the Company is unable to pay the Holder such amount on the Maturity Date and if the Company is able to make a draw down pursuant to an equity line of credit arrangement, the Company shall immediately exercise draw downs under such equity line arrangement for the maximum amount allowed pursuant to such arrangement for the purpose of paying all amounts owed to the Holder until the Company has paid all such amounts in full. The Company shall not be permitted to pay the outstanding principal of this Debenture prior to the Maturity Date without the express written consent of the Holder.

     8. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (212) 245-7767 Attn.: Jason Bauer. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

     (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion pursuant to Section 3 herein beyond three (3) Trading Days could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days from the date the Notice of Conversion is delivered to the Company).


-----------------------------------------------------------------------------
No. Trading Days Late                 Late Payment for Each
                                   $5,000 of Principal Amount
                                        Being Converted
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         1                                    $100
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         2                                    $200
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         3                                    $300
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         4                                    $400
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         5                                    $500
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         6                                    $600
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         7                                    $700
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         8                                    $800
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         9                                    $900
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        10                                   $1,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   More than 10                $1,000 +$200 for each Trading Day
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

     The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

     (c) In the event the Holder shall elect to convert this Debenture or any part hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder, including but not limited to a Company stockholder who is not and has never been an affiliate (as defined in Rule 405 under the Securities Act) of the Holder, has been engaged in any violation of law, or for any other reason, unless an injunction from a court, on notice, restraining and/or enjoining conversion of all or part of this Debenture shall have been sought and obtained by the Company and the Company posts a surety bond for the benefit of such Subscriber in the amount of 150% of the principal amount outstanding of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment, within three (3) business days of such judgement. Under the circumstances set forth above, the Company shall indemnify and hold harmless the holder and be responsible for the payment of all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock herein prescribed. This Debenture is a direct obligation of the Company.

     10. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     11. In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, the Holder shall have the right to (A) deem such an occurrence an Event of Default and exercise its rights of prepayment pursuant to Paragraph 14 herein, (B) convert its aggregate principal amount of this Debenture then outstanding into (i) shares of Common Stock of the Company pursuant to Section 3 herein, (ii) shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of this Debenture then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Paragraph upon any conversion or redemption following such event. This Paragraph shall similarly apply to successive such events.

     12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     14. The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) Trading Days; or

          b. Any of the material representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

          d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty
(30) days after written notice from the Holder of such failure; or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

          j. The Registration Statement is not declared effective by the Commission within one hundred eighty (180) days from the Closing Date;

          k. Upon a properly noticed Notice of Conversion, the Company fails to deliver Conversion Shares free of a legend, when lawful to do so, within 10 Trading Days of such Notice of Conversion; and

          l. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of five (5) Trading Days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock to the extent that (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this Debenture upon, at the election of the Holder, not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 16 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If instead of receiving cash on the Maturity Date the Holder instead exercises its right to convert this Debenture into Common Stock pursuant to Paragraph 3 by delivery of a Notice of Conversion prior to receipt of payment, and such conversion would cause the limit contained in the first sentence of this Paragraph 16 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier. Notwithstanding anything contained herein to the contrary, no interest shall accrue after the Maturity Date on any such unconverted portion of this Debenture.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated: October 27, 2000

                               Famous Fixins, Inc.



                               By: /s/ Jason Bauer
                                   --------------------------------------
                                         Jason Bauer, President & CEO

Attest:



-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Famous Fixins, Inc. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion* ____________________________________________________________


Conversion Price * ____________________________________________________


Accrued Interest________________________________________________________________


Signature_____________________________________________________________________
                                                [Name]

Address:______________________________________________________________________

         -----------------------------------------------------------------------



*If such conversion represents the remaining principal balance of the Debenture, the original Debenture must accompany this notice within three Trading Days.

                                                                       EXHIBIT A


                            4% CONVERTIBLE DEBENTURE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 2                                                               US $375,000

                               Famous Fixins, Inc.

                   4% CONVERTIBLE DEBENTURE DUE AUGUST 7, 2001



     THIS DEBENTURE is issued by Famous Fixins, Inc., a corporation organized and existing under the laws of the State of New York (the "Company") and is designated as its 4% Convertible Debenture Due August 7, 2001.

     FOR VALUE RECEIVED, the Company promises to pay to Austost Anstalt Schaan or permitted assigns (the "Holder"), the principal sum Three Hundred Seventy-Five Thousand and 00/100 (US $375,000) Dollars on August 7, 2001 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time semi-annually in arrears at the rate of 4% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Semi-annual interest payments shall be due and payable on December 1 and June 1 of each year, commencing with December 1, 2000. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon this Debenture on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debenture and Warrants Purchase Agreement dated as of October 27, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Provided that (i) a registration statement registering shares of Common Stock issuable pursuant to the Equity Line (the "Equity Line Registration Statement") is not effective on the Maturity Date, or (ii) the Equity Line Registration Statement is effective and the Company does not draw down the maximum amount permitted pursuant to the Equity Line during each month after the date the Equity Line Registration Statement is declared effective by the SEC, the Holder of this Debenture is entitled, at its option, to convert at any time commencing on or after the Maturity Date, the principal amount of this Debenture or any portion thereof, plus, at the Holder's election, any accrued and unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lesser of (i) $0.054 (the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days immediately prior to the Closing Date (the "Set Price") (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market)) (subject to adjustment for stock splits and the like), and (ii) 85% of the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days preceding the applicable Conversion Date (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market). If, upon any conversion of this Debenture, the Company's issuance of Conversion Shares would cause it to violate any listing requirement of the Principal Market, then in lieu of such stock issuance, the Company shall pay the Holder cash in an amount equal to the closing price of the Common Stock on the Conversion Date multiplied by the number of shares which would otherwise have been issuable upon such conversion within five (5) calendar days. Additionally, except for sales of its securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, if during the period beginning on the date hereof and ending when the Holder no longer holds any of the principal amount of this Debenture or any accrued but unpaid interest of this Debenture (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Set Price per share, then the Set Price shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give to each Investor written notice of any such sale within 24 hours of the closing of any such sale.

     (a) For the purpose of this Section 3, the term "Per Share Selling Price" shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

     (b) For the purpose of Section 3(a), the term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

     (c) For the purposes of Section 4(a), the term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

     (d) In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 3 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     4. The rate of interest on this Debenture shall be four percent (4%), per annum, on the outstanding principal until paid or converted. The Holder shall have the right to cause the Company to issue Common Stock in exchange for interest otherwise payable in cash pursuant to this Debenture. The exact number of shares of Common Stock into which such interest payment is convertible shall be based on the average of the five (5) lowest closing bid prices of the Common Stock over the twenty-two (22) Trading Days immediately prior to the interest payment date.

     5. At the election of the Holder, the Company shall use (i) up to 50% of the net proceeds received pursuant to (A) the equity line of credit type of financing arranged by Union Atlantic, L.C., and (B) any other equity financing permitted pursuant to the exceptions to the general prohibition on future financing in Section 6.9 of the Purchase Agreement, and (ii) all of the proceeds received pursuant to any equity financing entered into in violation of the general prohibition on future financing in Section 6.9 of the Purchase Agreement (each a "Subsequent Sale") to redeem this Debenture, plus all accrued but unpaid interest and the applicable Payment Premium. The Payment Premium shall be 30% of the outstanding principal balance plus any accrued but unpaid interest. The Company shall give the Holder at least five (5) Trading Days' notice prior to the closing date of a Subsequent Sale (each a "Subsequent Sale Closing Date") and the Holder shall give the Company one (1) Trading Day's notice prior to any such Subsequent Sale Closing Date that this Debenture or any portion hereof shall be redeemed pursuant to this Section. The Company shall make redemption payments to the Holder on such Subsequent Sale Closing Date out of the proceeds of any such Subsequent Sale.

     6. Intentionally omitted.

     7. On the Maturity Date, the Company will pay 105% of the principal of and any accrued but unpaid interest due upon this Debenture, less any amounts required by law to be deducted, to the registered holder of this Debenture and addressed to such holder at the last address appearing on the debenture register. If the Company is unable to pay the Holder such amount on the Maturity Date and if the Company is able to make a draw down pursuant to an equity line of credit arrangement, the Company shall immediately exercise draw downs under such equity line arrangement for the maximum amount allowed pursuant to such arrangement for the purpose of paying all amounts owed to the Holder until the Company has paid all such amounts in full. The Company shall not be permitted to pay the outstanding principal of this Debenture prior to the Maturity Date without the express written consent of the Holder.

     8. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (212) 245-7767 Attn.: Jason Bauer. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

     (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion pursuant to Section 3 herein beyond three (3) Trading Days could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days from the date the Notice of Conversion is delivered to the Company).


-----------------------------------------------------------------------------
No. Trading Days Late                 Late Payment for Each
                                   $5,000 of Principal Amount
                                        Being Converted
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         1                                    $100
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         2                                    $200
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         3                                    $300
-----------------------------------------------------------------------------
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         4                                    $400
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         5                                    $500
-----------------------------------------------------------------------------
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         6                                    $600
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         7                                    $700
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         8                                    $800
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         9                                    $900
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        10                                   $1,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   More than 10                $1,000 +$200 for each Trading Day
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

     The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

     (c) In the event the Holder shall elect to convert this Debenture or any part hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder, including but not limited to a Company stockholder who is not and has never been an affiliate (as defined in Rule 405 under the Securities Act) of the Holder, has been engaged in any violation of law, or for any other reason, unless an injunction from a court, on notice, restraining and/or enjoining conversion of all or part of this Debenture shall have been sought and obtained by the Company and the Company posts a surety bond for the benefit of such Subscriber in the amount of 150% of the principal amount outstanding of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment, within three (3) business days of such judgement. Under the circumstances set forth above, the Company shall indemnify and hold harmless the holder and be responsible for the payment of all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock herein prescribed. This Debenture is a direct obligation of the Company.

     10. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     11. In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, the Holder shall have the right to (A) deem such an occurrence an Event of Default and exercise its rights of prepayment pursuant to Paragraph 14 herein, (B) convert its aggregate principal amount of this Debenture then outstanding into (i) shares of Common Stock of the Company pursuant to Section 3 herein, (ii) shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of this Debenture then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Paragraph upon any conversion or redemption following such event. This Paragraph shall similarly apply to successive such events.

     12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     14. The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) Trading Days; or

          b. Any of the material representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

          d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty
(30) days after written notice from the Holder of such failure; or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

          j. The Registration Statement is not declared effective by the Commission within one hundred eighty (180) days from the Closing Date;

          k. Upon a properly noticed Notice of Conversion, the Company fails to deliver Conversion Shares free of a legend, when lawful to do so, within 10 Trading Days of such Notice of Conversion; and

          l. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of five (5) Trading Days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. 15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock to the extent that (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this Debenture upon, at the election of the Holder, not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 16 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If instead of receiving cash on the Maturity Date the Holder instead exercises its right to convert this Debenture into Common Stock pursuant to Paragraph 3 by delivery of a Notice of Conversion prior to receipt of payment, and such conversion would cause the limit contained in the first sentence of this Paragraph 16 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier. Notwithstanding anything contained herein to the contrary, no interest shall accrue after the Maturity Date on any such unconverted portion of this Debenture.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated: October 27, 2000

                               Famous Fixins, Inc.



                               By: /s/ Jason Bauer
                                   --------------------------------------
                                         Jason Bauer, President & CEO

Attest:



-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Famous Fixins, Inc. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion* ____________________________________________________________


Conversion Price * ____________________________________________________


Accrued Interest________________________________________________________________


Signature_____________________________________________________________________
                                                [Name]

Address:______________________________________________________________________

         -----------------------------------------------------------------------



*If such conversion represents the remaining principal balance of the Debenture, the original Debenture must accompany this notice within three Trading Days.

                                                                       EXHIBIT A


                            4% CONVERTIBLE DEBENTURE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 3                                                               US $475,000

                               Famous Fixins, Inc.

                   4% CONVERTIBLE DEBENTURE DUE AUGUST 7, 2001



     THIS DEBENTURE is issued by Famous Fixins, Inc., a corporation organized and existing under the laws of the State of New York (the "Company") and is designated as its 4% Convertible Debenture Due August 7, 2001.

     FOR VALUE RECEIVED, the Company promises to pay to Balmore Funds, S.A. or permitted assigns (the "Holder"), the principal sum Four Hundred Seventy-Five Thousand and 00/100 (US $375,000) Dollars on August 7, 2001 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time semi-annually in arrears at the rate of 4% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Semi-annual interest payments shall be due and payable on December 1 and June 1 of each year, commencing with December 1, 2000. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon this Debenture on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debenture and Warrants Purchase Agreement dated as of October 27, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Provided that (i) a registration statement registering shares of Common Stock issuable pursuant to the Equity Line (the "Equity Line Registration Statement") is not effective on the Maturity Date, or (ii) the Equity Line Registration Statement is effective and the Company does not draw down the maximum amount permitted pursuant to the Equity Line during each month after the date the Equity Line Registration Statement is declared effective by the SEC, the Holder of this Debenture is entitled, at its option, to convert at any time commencing on or after the Maturity Date, the principal amount of this Debenture or any portion thereof, plus, at the Holder's election, any accrued and unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lesser of (i) $0.054 (the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days immediately prior to the Closing Date (the "Set Price") (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market)) (subject to adjustment for stock splits and the like), and (ii) 85% of the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days preceding the applicable Conversion Date (as reported by Bloomberg L.P.)(and, at each Investor's option, if not listed on the Principal Market, on the pink sheets or any other trading market). If, upon any conversion of this Debenture, the Company's issuance of Conversion Shares would cause it to violate any listing requirement of the Principal Market, then in lieu of such stock issuance, the Company shall pay the Holder cash in an amount equal to the closing price of the Common Stock on the Conversion Date multiplied by the number of shares which would otherwise have been issuable upon such conversion within five (5) calendar days. Additionally, except for sales of its securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, if during the period beginning on the date hereof and ending when the Holder no longer holds any of the principal amount of this Debenture or any accrued but unpaid interest of this Debenture (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Set Price per share, then the Set Price shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give to each Investor written notice of any such sale within 24 hours of the closing of any such sale.

     (a) For the purpose of this Section 3, the term "Per Share Selling Price" shall mean the amount actually paid by third parties for each share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

     (b) For the purpose of Section 3(a), the term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

     (c) For the purposes of Section 4(a), the term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

     (d) In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 3 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     4. The rate of interest on this Debenture shall be four percent (4%), per annum, on the outstanding principal until paid or converted. The Holder shall have the right to cause the Company to issue Common Stock in exchange for interest otherwise payable in cash pursuant to this Debenture. The exact number of shares of Common Stock into which such interest payment is convertible shall be based on the average of the five (5) lowest closing bid prices of the Common Stock over the twenty-two (22) Trading Days immediately prior to the interest payment date.

     5. At the election of the Holder, the Company shall use (i) up to 50% of the net proceeds received pursuant to (A) the equity line of credit type of financing arranged by Union Atlantic, L.C., and (B) any other equity financing permitted pursuant to the exceptions to the general prohibition on future financing in Section 6.9 of the Purchase Agreement, and (ii) all of the proceeds received pursuant to any equity financing entered into in violation of the general prohibition on future financing in Section 6.9 of the Purchase Agreement (each a "Subsequent Sale") to redeem this Debenture, plus all accrued but unpaid interest and the applicable Payment Premium. The Payment Premium shall be 30% of the outstanding principal balance plus any accrued but unpaid interest. The Company shall give the Holder at least five (5) Trading Days' notice prior to the closing date of a Subsequent Sale (each a "Subsequent Sale Closing Date") and the Holder shall give the Company one (1) Trading Day's notice prior to any such Subsequent Sale Closing Date that this Debenture or any portion hereof shall be redeemed pursuant to this Section. The Company shall make redemption payments to the Holder on such Subsequent Sale Closing Date out of the proceeds of any such Subsequent Sale.

     6. Intentionally omitted.

     7. On the Maturity Date, the Company will pay 105% of the principal of and any accrued but unpaid interest due upon this Debenture, less any amounts required by law to be deducted, to the registered holder of this Debenture and addressed to such holder at the last address appearing on the debenture register. If the Company is unable to pay the Holder such amount on the Maturity Date and if the Company is able to make a draw down pursuant to an equity line of credit arrangement, the Company shall immediately exercise draw downs under such equity line arrangement for the maximum amount allowed pursuant to such arrangement for the purpose of paying all amounts owed to the Holder until the Company has paid all such amounts in full. The Company shall not be permitted to pay the outstanding principal of this Debenture prior to the Maturity Date without the express written consent of the Holder.

     8. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (212) 245-7767 Attn.: Jason Bauer. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

     (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion pursuant to Section 3 herein beyond three (3) Trading Days could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days from the date the Notice of Conversion is delivered to the Company).


-----------------------------------------------------------------------------
No. Trading Days Late                 Late Payment for Each
                                   $5,000 of Principal Amount
                                        Being Converted
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         1                                    $100
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         2                                    $200
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         3                                    $300
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         4                                    $400
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         5                                    $500
-----------------------------------------------------------------------------
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         6                                    $600
-----------------------------------------------------------------------------
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         7                                    $700
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         8                                    $800
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         9                                    $900
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        10                                   $1,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
   More than 10                $1,000 +$200 for each Trading Day
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

     The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

     (c) In the event the Holder shall elect to convert this Debenture or any part hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder, including but not limited to a Company stockholder who is not and has never been an affiliate (as defined in Rule 405 under the Securities Act) of the Holder, has been engaged in any violation of law, or for any other reason, unless an injunction from a court, on notice, restraining and/or enjoining conversion of all or part of this Debenture shall have been sought and obtained by the Company and the Company posts a surety bond for the benefit of such Subscriber in the amount of 150% of the principal amount outstanding of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment, within three (3) business days of such judgement. Under the circumstances set forth above, the Company shall indemnify and hold harmless the holder and be responsible for the payment of all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock herein prescribed. This Debenture is a direct obligation of the Company.

     10. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     11. In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, the Holder shall have the right to (A) deem such an occurrence an Event of Default and exercise its rights of prepayment pursuant to Paragraph 14 herein, (B) convert its aggregate principal amount of this Debenture then outstanding into (i) shares of Common Stock of the Company pursuant to Section 3 herein, (ii) shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, (x) require the surviving entity to issue convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of this Debenture then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued debentures shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. In the case of clause (C), the conversion price applicable for the newly convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Paragraph upon any conversion or redemption following such event. This Paragraph shall similarly apply to successive such events.

     12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     14. The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) Trading Days; or

          b. Any of the material representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

          d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty
(30) days after written notice from the Holder of such failure; or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

          j. The Registration Statement is not declared effective by the Commission within one hundred eighty (180) days from the Closing Date;

          k. Upon a properly noticed Notice of Conversion, the Company fails to deliver Conversion Shares free of a legend, when lawful to do so, within 10 Trading Days of such Notice of Conversion; and

          l. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of five (5) Trading Days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. 15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock to the extent that (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this Debenture upon, at the election of the Holder, not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 16 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If instead of receiving cash on the Maturity Date the Holder instead exercises its right to convert this Debenture into Common Stock pursuant to Paragraph 3 by delivery of a Notice of Conversion prior to receipt of payment, and such conversion would cause the limit contained in the first sentence of this Paragraph 16 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier. Notwithstanding anything contained herein to the contrary, no interest shall accrue after the Maturity Date on any such unconverted portion of this Debenture.


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated: October 27, 2000

                               Famous Fixins, Inc.



                               By: /s/ Jason Bauer
                                   --------------------------------------
                                         Jason Bauer, President & CEO

Attest:



-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Famous Fixins, Inc. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion* ____________________________________________________________


Conversion Price * ____________________________________________________


Accrued Interest________________________________________________________________


Signature_____________________________________________________________________
                                                [Name]

Address:______________________________________________________________________

         -----------------------------------------------------------------------



*If such conversion represents the remaining principal balance of the Debenture, the original Debenture must accompany this notice within three Trading Days.

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 27, 2000, between the investor or investors signatory hereto (each an "Investor" and together the "Investors"), and Famous Fixins, Inc., a New York corporation (the "Company").

     WHEREAS, the Investors are purchasing from the Company, pursuant to a Convertible Debenture and Warrants Purchase Agreement dated the date hereof (the "Purchase Agreement") (capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement), the Company's 4% Convertible Debentures and Warrants; and

     WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the Conversion Shares of Common Stock issuable upon conversion of or as interest upon the Convertible Debentures, shares of Common Stock issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement and shares issuable in the event of a registration default pursuant to Section 3(e) (the "Securities").

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

     Section 2. Restrictions on Transfer. Each Investor acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. Each Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or
(ii) such registration.

     With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144;

     (b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

     (c) Upon request by the Transfer Agent, the Company shall provide the Transfer Agent an opinion of counsel, which opinion shall be reasonably acceptable to the Transfer Agent, that the Investor has complied with the applicable conditions of Rule 144 ( or any similar provision then in force) under the Securities Act.

     Section 3. Registration Rights With Respect to the Securities.

     (a) The Company agrees that it will prepare and file with the Commission, within forty-five (45) days from the Closing Date, a registration statement (on Form S-3, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investors, so as to permit a public offering and resale of the Securities under the Act by the Investors as selling stockholders and not as underwriters.

     The Company shall use its best efforts to cause such Registration Statement to become effective within ninety (90) calendar days from the Closing Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the Warrant Shares and at least 200% of the shares which would be required to be issued upon the conversion of the Convertible Debentures at the Conversion Price on the date of the filing of the Registration Statement and such number of shares as the Company deems prudent for the purpose of issuing shares of Common Stock as interest on the Convertible Debentures, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investors of the effectiveness of the Registration Statement within one Trading Day of such event. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Securities, then the Company shall be obligated to file, within fifteen (15) days after the day on which the number of Securities registered for public offering and resale by the Investors is less than 125% of the number of Securities (calculated at the Conversion Price on such date) held by the Investors on such date (the "Further Registration Date") and the Company shall file a further Registration Statement registering a number of shares of Common Stock to the extent that at least 200% of the shares which would be required to be issued upon the conversion of the remaining Convertible Debentures at the Conversion Price on the date of the filing of such further Registration Statement are registered and shall use diligent best efforts to prosecute such additional Registration Statement to effectiveness within sixty (60) days of the date of the Further Registration Date. Additionally, at any time on or after any Further Registration Date until a corresponding further Registration Statement is declared effective, each Investor's right to convert into registered shares shall be limited pro-rata among all of the Investors in proportion to each Investor's investment, pursuant to this Agreement, in the Company.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date the Investors receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investors, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the "Effectiveness Period"), or (vi) three (3) years from the Effective Date.

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. The Investors and their counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Investor with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall use its best efforts to qualify any of the securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

     (d) The Company shall not be required by this Section 3 to include an Investor's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Investor and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     (e) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the Commission within forty-five (45) calendar days after the Closing Date, (ii) such Registration Statement is not declared effective by the Commission within ninety (90) calendar days after the Closing Date, or within five (5) days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above or (iv) the additional Registration Statement referred to in Section 3(a) is not filed within fifteen (15) days or declared effective within sixty
(60) days as set forth therein (each a "Registration Default") then the Company will pay Investor (on a monthly basis) in cash or, at the option of the Investor, in shares of Common Stock at the Conversion Price (as defined in the Convertible Debenture) on the Trading Day prior to the date of payment, as liquidated damages for such failure and not as a penalty the cumulative sum of
(A) in the event of late filing (in the case of (iii) above), two percent (2%) per month of the aggregate market value of shares of Common Stock purchased from the Company (including the Conversion Shares which would be issuable upon conversion of the Convertible Debentures on any date of determination (whether or not the Convertible Debentures are then convertible pursuant to their terms) and including any Warrant Shares held by the Investor which for the purposes of this provision shall be valued at the difference between the market value of the Warrant Shares at such time and the Warrant exercise price) and held by the Investor for each month thereafter until such Registration Statement has been filed, and (B) in the event of late effectiveness (in case of clause (i) above) or lapsed effectiveness (in the case of clause (ii) above), two percent (2%) per month of the aggregate market value of shares of Common Stock purchased from the Company and held by the Investor (including the Conversion Shares which would be issuable upon conversion of the Convertible Debentures on any date of determination, and including any Warrant Shares held by the Investor which for the purposes of this provision shall be valued at the difference between the market value of the Warrant Shares at such time and the Warrant exercise price) for each month thereafter (regardless of whether one or more such Registration Defaults are then in existence) until such Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Investors in cash, or, at the option of the Investor, in shares of Common Stock, within five (5) calendar days of demand; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of an filed Registration Statement or the ability of an Investor to use an otherwise effective Registration Statement to effect resales of Securities during the period after forty-five (45) days and within ninety
(90) days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in such Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

     If the Company does not remit the payment to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.

     (f) The Company shall not be precluded from including in any registration statement which it is required to file pursuant to this Section 3 any other securities apart from the Registrable Securities.

     (g) If at any time or from time to time after the effective date of any Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Investors shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate during any twelve month period, during the period the Registration Statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default and subject to liquidated damages as set forth in Section 3(e) hereof. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed without penalty for not more than twenty
(20) days, and such delay or delays shall not constitute a Registration Default. Such twenty (20) day period shall not be in addition to the twenty (20) day period allowed during the period the Registration Statement is required to be in effect. The Company must, if lawful, give the Investors notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

     (h) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

     Section 4. Cooperation with Company. The Investors will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the Commission will permit to be registered without naming the Investors as underwriters. Any delay or delays caused by the Investors by failure to cooperate as required hereunder shall not constitute a Registration Default.

     Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investors' assistance and cooperation as reasonably required with respect to each Registration Statement:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement whenever the Investors shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investors as required by Section 3(c) and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents); (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor; and (iii) provide to each Investor copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

     (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Investor;

     (d) list such Registrable Securities on the Principal Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

     (e) notify each Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, subject to Section 3(g), and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and during such period, the Investors shall not make any sales of Registrable Securities pursuant to the Registration Statement;

     (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within three (3) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for its Common Stock.

     Section 6. Indemnification.

     (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Investors and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof or (ii) by such Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto. This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

     (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

     All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Investor be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

     Section 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth in the Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Either party hereto may from time to time change its address or facsimile number for notices under this
Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Investors under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from an Investor, as otherwise permitted by the Purchase Agreement.

     Section 10. Additional Covenants of the Company. The Company agrees that at any time that the Registration Statement is on Form S-3, for so long as it shall be required to maintain the effectiveness of such registration statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

     Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     Section 14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 15. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the non-prevailing party in any such injunctive proceeding shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such injunctive proceeding.


     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 27th day of October, 2000.

                         Famous Fixins, Inc.


                         By:  /s/
                            -----------------------------------------------
                                Jason Bauer, President & CEO

                         INVESTORS:

                         Roseworth Group Ltd.

                         By:  /s/
                            -----------------------------------------------
                                  Hans Gassner, Authorized Signatory

                         Austost Anstalt Schaan

                         By:  /s/
                            -----------------------------------------------
                                  Thomas Hackl, Authorized Signatory

                         Balmore Funds, S.A.

                         By:  /s/
                            -----------------------------------------------
                                  Giselle Kindle, Authorized Signatory

                                                                       EXHIBIT C

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of October 27, 2000, by and among Famous Fixins, Inc., a corporation incorporated under the laws of the State of New York (the "Company"), the investors signatory hereto (each an "Investor" and together the "Investors"), and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Convertible Debenture and Warrants Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

                  WHEREAS, the Investors will be purchasing from the Company the Convertible Debentures with an aggregate principal amount equal to the sum of
(i) $500,000, and (ii) the aggregate principal amount of the February Debentures surrendered by the Investors to the Company at the Closing, at the Purchase Price as set forth in the Convertible Debenture and Warrants Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investors and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

                  WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the Company and the Investors have requested that the Escrow Agent hold the Purchase Price with respect to the Closing in escrow until the Escrow Agent has received the Convertible Debentures and certain other closing documents specified herein;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                               TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and the February Debentures for the purchase of the Convertible Debentures and Warrants at the Closing as contemplated by the Purchase Agreement.

1.2. At the Closing, upon the Escrow Agent's receipt of the Purchase Price for the Closing into its attorney trustee account or its possession from the Investors, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

(a)      Wire transfers to the Escrow Agent shall be made as follows:

                Epstein Becker & Green, P.C.
                Master Escrow Account
                Chase Manhattan Bank
                1411 Broadway - Fifth Floor
                New York, New York  10018
                ABA No. 021000021
                Account No. 035-1-346036
                Attention:  L. Borneo

1.3. At the Closing, the Company, upon receipt of said notice, shall deliver to the Escrow Agent Convertible Debentures evidencing the Convertible Debentures and the Warrants to be issued to each Investor at the Closing together with:

     (i) the original executed Registration Rights Agreement in the form of Exhibit B to the Purchase Agreement;

     (ii) Instructions to Transfer Agent in the form of Exhibit F to the Purchase Agreement;

     (iii) the original executed opinion of the Law Offices of Dan Brecher in the form of Exhibit D to the Purchase Agreement;

     (iv) an original counterpart of this Escrow Agreement;

     (v) a warrant certificate to purchase up to 100,000 shares of Common Stock issued to Union Atlantic, L.C. identical in form to that of the Warrant (the "UA Warrant"). The shares underlying the UA Warrant shall be registered on the Registration Statement; and

     (vi) a common stock certificate representing 75,000 shares of Common Stock issued to Union Atlantic Capital, L.C. to be registered on the Registration Statement (the "UA Certificate").

                  In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Purchase Price applicable to such Convertible Debentures, then each Investor shall have the right to demand the return of said Purchase Price.

1.4. At the Closing, once Escrow Agent confirms the validity of the issuance of the applicable Convertible Debentures and the Warrants by means of its receipt of a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Investor, it shall calculate and enter the exercise price, issuance date and termination date on the face of the Warrants and the UA Warrant and insert the applicable issuance date on each Convertible Debenture and then wire that amount of funds necessary to purchase the applicable Convertible Debentures and the Warrants per the written instructions of the Company, net of $10,000 to Epstein Becker & Green for Investor's legal, administrative and escrow costs and net of ten percent (10%) of the Purchase Price as directed by Union Atlantic, L.C. (which shall be reduced by $5,000 to be paid to Epstein Becker & Green for Investors' legal, administrative and escrow costs in addition to the $10,000 paid by the Company).

                  Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the applicable Convertible Debentures, the Warrants, the Registration Rights Agreement, the Escrow Agreement and the opinion of counsel delivered as per instructions from the Investor, deliver the Instructions to Transfer Agent to the Transfer Agent and the UA Warrant and UA Certificate delivered to Union Atlantic, L.C. and the February Debentures delivered to the Company.

                                    ARTICLE 2
                                  MISCELLANEOUS

2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investors, and may continue to act as legal counsel for the Investors, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investors and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investors. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent.

2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

2.15. The Company and each Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 27th day of October, 2000.

                  FAMOUS FIXINS, INC.


                  By:  /s/
                     ------------------------------------------------
                          Jason Bauer, President & CEO


                  INVESTORS:

                  Roseworth Group Ltd.

                  By:  /s/
                     ------------------------------------------------
                           Hans Gassner, Authorized Signatory

                  Austost Anstalt Schaan

                  By:  /s/
                     ------------------------------------------------
                                         , Authorized Signatory

                  Balmore Funds, S.A.

                  By:  /s/
                     ------------------------------------------------


                  ESCROW AGENT:

                  EPSTEIN BECKER & GREEN, P.C.

                  By:  /s/
                     ------------------------------------------------
                           Robert F. Charron, Authorized Signatory

                                  Exhibit X to
                             Escrow Agreement


                                 RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of October __, 2000 among Famous Fixins, Inc., the Investors signatory thereto and Epstein Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Convertible Debenture set forth in the Convertible Debenture Purchase Agreement have been satisfied. The Company and the undersigned Investor hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Investor.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 7th day of November, 2000.

                       FAMOUS FIXINS, INC.


                       By:  /s/
                          -------------------------------------------
                              Jason Bauer, President & CEO

     INVESTORS:

                       Roseworth Group Ltd.

                       By:  /s/
                          -------------------------------------------
                                Hans Gassner, Authorized Signatory

                       Austost Anstalt Schaan

                       By:  /s/
                          -------------------------------------------
                                Thomas Hackl, Authorized Signatory

                       Balmore Funds, S.A.

                       By:  /s/
                          -------------------------------------------
                                Giselle Kindle, Authorized Signatory

                                                                       EXHIBIT D

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL



[Date]


Address

               Re: Convertible Debentures and Warrants Purchase Agreement between the Investors Signatory thereto and Famous Fixins, Inc. (the "Purchase Agreement").

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to the Purchase Agreement by and between the investors signatory thereto (the "Investors") and Famous Fixins, Inc., a New York corporation (the "Company"), dated as of October __, 2000 (the "Purchase Agreement"), which provides for the issuance and sale by the Company of the 12% Convertible Debentures and Warrants to purchase shares of the Company's Common Stock. All terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

         We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement, the 8% Convertible Debentures, the Warrants and the Registration Rights Agreement between the Investors and the Company, dated as of October __, 2000 (the "Registration Rights Agreement"), and the Escrow Agreement between the Investors, the Company and Epstein Becker & Green, P.C., dated as of October __, 2000 (the "Escrow Agreement", and together with the Purchase Agreement, the 12% Convertible Debentures, the Warrants and the Registration Rights Agreement, the "Agreements"). As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

         As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrants and the transactions contemplated thereby, and without any independent investigation of any underlying facts or situations.

         For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by each Investor in the Agreements and pursuant thereto are true and correct.

         Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not have any subsidiaries and does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity other than as disclosed in the SEC Documents.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Convertible Debentures and Warrants and the Conversion Shares and the Warrant Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, except that the issuance of Conversion Shares and Warrant Shares may be limited by the corporate governance rules until the receipt of stockholder approval. Each of the Agreements has been duly executed and delivered, and the Convertible Debentures and Warrants have been duly executed, issued and delivered by the Company and each of the Agreements, the Convertible Debentures and the Warrants constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Convertible Debentures, the Warrants, the Conversion Shares and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws;
(ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up", refusal or similar provision of any underwriting or similar agreement to which the Company is a party; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Certificate of Incorporation or Bylaws.

4. The issuance of the Convertible Debentures, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended, and will be in compliance with the state securities laws of the Company's principal place of business. When so issued, the Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Certificate of Incorporation or Bylaws or, to our knowledge, in any agreement to which the Company is party.

5. We have not been engaged to devote substantive attention to any claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

6. Assuming receipt of stockholder approval as may be required by the corporate governance rules, the issuance of the Convertible Debentures and Warrants and the Conversion Shares and Warrant Shares will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

7. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $0.001 par value per share of which 13,866,264 shares are issued and outstanding, and no preferred stock.

         This opinion is furnished to the Investors solely for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.


                                    Very truly yours,

                                                                       EXHIBIT E

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT


                  To Purchase 108,333 Shares of Common Stock of

                               Famous Fixins, Inc.

            THIS CERTIFIES that, for value received, Roseworth Group Ltd. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after November 7, 2000 (the "Initial Exercise Date") and on or prior to the close of business on November 7, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from Famous Fixins, Inc., a New York corporation (the "Company"), up to 108,333 shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.0588 (the average of the closing bid prices for the Common Stock on the five (5) Trading Days immediately prior to the Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Convertible Debentures and Warrants Purchase Agreement dated October 27, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and before the close of business on the Termination Date. Exercise of this Warrant or any part hereof shall be effected by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed (which notice may be delivered pursuant to the notice provision of the Purchase Agreement), at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which the Notice of Exercise Form has been deemed delivered to the Company provided that all of the conditions of exercise of this warrant have been met by such date. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

This Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election;

            (B) =  the Exercise Price of the Warrants; and

            (X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its shareHolder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            11. Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            14. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 calendar days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 calendar days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d). To the extent that the notice required to be given to Holder hereunder is material, non-public information, then such Holder shall sign such confidentiality agreement with the Company as it or its counsel may reasonably require to protect against the premature disclosure of such event.

            15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            16. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) Restrictions. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                  (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: October __, 2000
                                  Famous Fixins, Inc.



                                     By: /s/
                                     ------------------------------------
                                          Jason Bauer, President & CEO

                               NOTICE OF EXERCISE



To:      Famous Fixins, Inc.


            (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Famous Fixins, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


        ----------------------------------------
        (Name)

        ----------------------------------------
        (Address)
        ----------------------------------------




Dated:


                                ------------------------------
                                Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute this form and
                   supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is
-------------------------------------------------------------------.


                                   Dated:  ______________, _______


                  Holder's Signature:_____________________________

                  Holder's Address:_____________________________
                              ------------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT E

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT


                  To Purchase 62,500 Shares of Common Stock of

                               Famous Fixins, Inc.

            THIS CERTIFIES that, for value received, Austost Anstalt Schaan (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after November 7, 2000 (the "Initial Exercise Date") and on or prior to the close of business on November 7, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from Famous Fixins, Inc., a New York corporation (the "Company"), up to 62,500 shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.0588 (the average of the closing bid prices for the Common Stock on the five (5) Trading Days immediately prior to the Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Convertible Debentures and Warrants Purchase Agreement dated October 27, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and before the close of business on the Termination Date. Exercise of this Warrant or any part hereof shall be effected by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed (which notice may be delivered pursuant to the notice provision of the Purchase Agreement), at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which the Notice of Exercise Form has been deemed delivered to the Company provided that all of the conditions of exercise of this warrant have been met by such date. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

This Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election;

            (B) =  the Exercise Price of the Warrants; and

            (X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its shareHolder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            11. Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            14. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 calendar days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 calendar days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d). To the extent that the notice required to be given to Holder hereunder is material, non-public information, then such Holder shall sign such confidentiality agreement with the Company as it or its counsel may reasonably require to protect against the premature disclosure of such event.

            15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            16. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) Restrictions. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                  (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: October __, 2000
                                  Famous Fixins, Inc.



                                     By: /s/
                                     ------------------------------------
                                      Jason Bauer, President & CEO

                               NOTICE OF EXERCISE



To:      Famous Fixins, Inc.


            (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Famous Fixins, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


        ----------------------------------------
        (Name)

        ----------------------------------------
        (Address)
        ----------------------------------------




Dated:


                                ------------------------------
                                Signature

                                 ASSIGNMENT FORM

             (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is
-------------------------------------------------------------------.


                                   Dated:  ______________, _______


                  Holder's Signature:___________________________

                  Holder's Address:_____________________________
                                   -----------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT E

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT


                  To Purchase 79,167 Shares of Common Stock of

                               Famous Fixins, Inc.

            THIS CERTIFIES that, for value received, Balmore Funds, S.A. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after November 7, 2000 (the "Initial Exercise Date") and on or prior to the close of business on November 7, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from Famous Fixins, Inc., a New York corporation (the "Company"), up to 79,167 shares (the "Warrant Shares") of Common Stock, $0.001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.0588 (the average of the closing bid prices for the Common Stock on the five (5) Trading Days immediately prior to the Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Convertible Debentures and Warrants Purchase Agreement dated October 27, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

            1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and before the close of business on the Termination Date. Exercise of this Warrant or any part hereof shall be effected by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed (which notice may be delivered pursuant to the notice provision of the Purchase Agreement), at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which the Notice of Exercise Form has been deemed delivered to the Company provided that all of the conditions of exercise of this warrant have been met by such date. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

This Warrant may also be exercised by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election;

            (B) =  the Exercise Price of the Warrants; and

            (X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

            5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will not close its shareHolder books or records in any manner which prevents the timely exercise of this Warrant.

            7. Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            11. Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            14. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 calendar days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 calendar days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d). To the extent that the notice required to be given to Holder hereunder is material, non-public information, then such Holder shall sign such confidentiality agreement with the Company as it or its counsel may reasonably require to protect against the premature disclosure of such event.

            15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                  Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            16. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) Restrictions. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                  (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: October __, 2000
                                  Famous Fixins, Inc.



                                     By: /s/
                                     ------------------------------------
                                      Jason Bauer, President & CEO

                               NOTICE OF EXERCISE



To:      Famous Fixins, Inc.


            (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Famous Fixins, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


        ----------------------------------------
        (Name)

        ----------------------------------------
        (Address)
        ----------------------------------------




Dated:


                                ------------------------------
                                Signature

                                 ASSIGNMENT FORM

             (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is
-------------------------------------------------------------------.


                                   Dated:  ______________, _______


                  Holder's Signature:___________________________

                  Holder's Address:_____________________________
                                   -----------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT F

                         INSTRUCTIONS TO TRANSFER AGENT
                               Famous Fixins, Inc.

November 7, 2000

Continental Stock Transfer & Trust Company
2 Broadway
New York, NY 10004
Attn: Roger Bernhammer

Dear Sirs:

      Reference is made to the Convertible Debenture and Warrants Purchase Agreement and all Exhibits thereto (the "Purchase Agreement") dated as of October __, 2000, between the investors signatory thereto (the "Investors") and Famous Fixins, Inc. (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Company has issued to the Investors (i) $500,000 principal amount of 4% Convertible Debentures and
(ii) Warrants to purchase shares of Common Stock (the "Warrants"). As a condition to the effectiveness of the Purchase Agreement, the Company has agreed to issue to you, as the transfer agent for the Company's Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock ("Common Stock") to be issued to the Investors (or a permitted assignee) pursuant to the Purchase Agreement upon conversion of the Convertible Debentures or upon exercise of the Warrants. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement.

      1. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

      Pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company is required to prepare and file with the SEC, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors (i) upon exercise of the Warrants and (ii) upon conversion of the Convertible Debentures, all as provided in the Registration Rights Agreement. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective, and shall deliver an opinion of its counsel to that effect. The Transfer Agent shall be entitled to rely on such advice and such opinion and shall assume that such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company or such counsel, and the Transfer Agent shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following three paragraphs, the Transfer Agent shall deliver to the appropriate Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

            (a) At any time after the effective date of the registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, in such names and in such denominations as the Investor may request, provided that in connection with any such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

            (b) In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the SEC, the Investor, or its permitted assignee, or its broker confirms to the Transfer Agent that (i) the Investor has beneficially owned the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act; or

            (c) The Investor (or its permitted assignee) shall represent that it is permitted to dispose of such shares of Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

      In the case of subparagraphs (b) or (c), the Transfer Agent shall be entitled to require an opinion of counsel to the Company or from counsel to the Investor (which opinion shall be from an attorney or law firm reasonably acceptable to the Transfer Agent and be in form and substance reasonably acceptable to the Transfer Agent). Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (212) 509-5150.

      2. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING
          COMMON STOCK

      In connection with any exchange of the Convertible Debentures or exercise of Warrants pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent is hereby instructed to deliver to the Investor, certificates representing Common Stock (with or without the Legend, as appropriate) within two (2) Trading Days of receipt by the Transfer Agent of a copy of the Notice of Conversion (in the case of the Convertible Debentures) or Notice of Exercise (in the case of the Warrant) from the Investor, and to deliver such certificates to the Investor, in the case of original issuance, and in the case of subsequent transfer, if the Transfer Agent is able to deliver such Common Stock to the Investor's account pursuant to the DWAC system of the Depository Trust Company, the Transfer Agent shall make delivery pursuant to such system and provide the Investor with confirmation thereof in lieu of such Common Stock certificates.

      3. FEES OF TRANSFER AGENT; INDEMNIFICATION

      The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions, other than as a result of the Transfer Agent's gross negligence or willful misconduct.

      4. THIRD PARTY BENEFICIARY

      The Company and the Transfer Agent acknowledge and agree that the Investors are each an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.


                                   Famous Fixins, Inc.


                                     By: /s/
                                      ---------------------------------------
                                        Jason Bauer, President & CEO
AGREED:



By:__________________________
Name:
Title: